EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Annual Report of Las Palmas Mobile Estates (the "Company") on Form 10-K for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Diana L. Hassan, Treasurer of the Company, hereby certifies for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: April 14, 2008                     By: /s/ DIANA L. HASSAN
                                          _____________________________________
                                                  Diana L. Hassan
                                                  Treasurer and Director